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                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D. C.  20549



                                 FORM 8-K




                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                             January 18, 1995
                     (Date of earliest event reported)



                           BankAmerica Corporation
          (Exact name of registrant as specified in its charter)



   Delaware                         1-7377              94-1681731
 (State or other jurisdiction    (Commission           (I.R.S. Employer
   of incorporation)              File Number)     Identification Number)


 Bank of America Center
 555 California Street
 San Francisco, California                                    94104
 (Address of principal executive offices)                   (Zip Code)



                                415-622-3530
              (Registrant's telephone number, including area code)




4063959
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  Item 5.     Other Events.

        Attached hereto as Exhibit 99 is a copy of BankAmerica
  Corporation's press release dated January 18, 1995 titled
  "BankAmerica Fourth Quarter Earnings."


       Item 7.     Financial Statements, Pro Forma
                   Financial Information and Exhibits.

       (a)   Financial Statements of Businesses Acquired
             Not applicable.

       (b)   Pro Forma Financial Information
             Not applicable.

       (c)   Exhibits


  Exhibit Number      Description

       99 BankAmerica Corporation press release dated January 18, 1995 titled "BankAmerica Fourth Quarter Earnings."




                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      BANKAMERICA CORPORATION
                                            (Registrant)



  Date:  January 18, 1995
                                  By    /s/ James H. Williams
                                            James H. Williams
                                          Executive Vice President









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